Exhibit 99.1 Unaudited Pro Forma Condensed Combined Financial Information

The following Unaudited Pro Forma Condensed Consolidated Financial Statements of Bank of Commerce Holdings and its consolidated subsidiaries are included herein:

•	Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2012

•	Unaudited Pro Forma Condensed Statement of Operations for six months ended June 30, 2012

•	Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 2011

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

The Unaudited Pro Forma Condensed Consolidated Financial Statements and related Notes presented reflect the deconsolidation of Bank of Commerce Mortgage (BOCM) as a result of the sale of its entire controlling equity interest (51%) in BOCM. As a result of the sale, BOCM was deconsolidated from Bank of Commerce Holdings consolidated financial statements as of July 1, 2012.

The Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared by applying pro forma adjustments to the Unaudited Condensed Consolidated Financial Statements included in our Quarterly Report on Form 10-Q for the period ended June 30, 2012. The Unaudited Pro Forma Condensed Consolidated Balance Sheet, reflect the deconsolidation of BOCM assuming the sale occurred as of June 30, 2012. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2012 reflect the deconsolidation BOCM assuming the sale occurred as of the beginning of the year 2012 and the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011, reflect the deconsolidation of BOCM assuming the sale occurred as of the beginning of the year 2011. The pro forma adjustments, as described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements, are based on currently available information. While such adjustments are subject to change, management believes such adjustments are reasonable and directly attributable to the deconsolidation of BOCM.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for informational purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the sale occurred on, or as of, the dates indicated, nor are they necessarily indicative of future operation results or financial position.

Bank of Commerce Holdings & Subsidiaries

Condensed Consolidated Balance Sheet (Unaudited)

	June 30, 2012
(Dollars in thousands)	As Reported (a)	Less Deconsolidation of BOCM (b)	Pro Forma Adjustments (c)	Pro Forma
ASSETS
Cash and due from banks	$41,221	$(1,186)	$321	$40,356
Interest bearing due from banks	24,035	—	—	24,035

Total cash and cash equivalents	65,256	(1,186)	321	64,391

Securities available-for-sale, at fair value	201,348	—	—	201,348
Portfolio loans	596,105	—	—	596,105
Allowance for loan and lease losses	(12,497)	—	—	(12,497)

Net loans	583,608	—	—	583,608
Mortgage loans held-for-sale, at fair value	23,238	—	—	23,238
Mortgage loans held-for-sale, at lower of cost or market	39,306	(24,658)	—	14,648
Bank premises and equipment, net	10,328	(619)	—	9,709
Goodwill and other intangible assets, net	3,808	(3,695)	—	113
Other real estate owned	2,647	—	—	2,647
Other assets	33,006	(2,058)	4,179	35,127

TOTAL ASSETS	$962,545	$(32,216)	$4,500	$934,829

LIABILITIES AND STOCKHOLDERS’ EQUITY
Demand – noninterest bearing	$117,649	$737	$—	$118,386
Demand – interest bearing	207,307	—	—	207,307
Savings accounts	89,405	—	—	89,405
Certificates of deposit	268,102	—	—	268,102

Total deposits	682,463	—	—	683,200

Securities sold under agreements to repurchase	14,378	—	—	14,378
Federal Home Loan Bank borrowings	100,000	—	—	100,000
Mortgage warehouse lines of credit	22,110	(22,110)	—	—
Junior subordinated debentures	15,465	—	—	15,465
Other liabilities	14,538	(2,159)	(200)	12,179

Total Liabilities	848,954	(23,532)	(200)	825,222
COMMITMENTS AND CONTINGENCIES (NOTE 11)
Stockholders’ Equity:
Preferred stock, no par value, 2,000,000 shares authorized: Series B (liquidation preference $1,000 per share) issued and outstanding: 20,000 in 2012 and 2011	19,931	—	—	19,931
Common stock , no par value, 50,000,000 shares authorized; 16,991,495 shares issued; 16,265,125 outstanding on June 30, 2012 and 16,991,495 outstanding on December 31, 2011	40,168	(1)	—	40,167
Retained earnings	48,566	(8,683)	8,176	48,059
Accumulated other comprehensive income, net of tax	1,450	—	—	1,450

Total Equity – Bank of Commerce Holdings	110,115	(8,684)	8,176	109,607
Noncontrolling interest in subsidiary	3,476	—	(3,476)	—

Total Stockholders’ Equity	113,591	(8,684)	4,700	109,607

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$962,545	$(32,216)	$4,500	$934,829

Bank of Commerce Holdings & Subsidiaries

Condensed Consolidated Statement of Operations (Unaudited)

	For the six months ended June 30, 2012
(Amounts in thousands)	As Reported (a)	Less: Deconsolidation of BOCM (d)	Pro Forma Adjustments (e)	Pro Forma
Interest income:
Interest and fees on loans	$17,644	$(984)	$—	$16,660
Interest on tax-exempt securities	1,165	—	—	1,165
Interest on U.S. government securities	799	—	—	799
Interest on other securities	1,526	—	—	1,526

Total interest income	21,134	(984)		20,150

Interest expense:
Interest on demand deposits	310	—	—	310
Interest on savings deposits	221	—	—	221
Interest on certificates of deposit	2,070	—	—	2,070
Interest on securities sold under repurchase agreements	13	—	—	13
Interest on Federal Home Loan Bank borrowings	103	—	—	103
Interest on other borrowings	1,241	(1,047)	—	194

Total interest expense	3,958	(1,047)	—	2,911

Net interest income	17,176	63	—	17,239
Provision for loan losses	2,950	—	—	2,950

Net interest income after provision for loan and lease losses	14,226	63	—	14,289

Noninterest income:
Service charges on deposit accounts	97	—	—	97
Payroll and benefit processing fees	273	—	—	273
Earnings on cash surrender value – Bank owned life insurance	227	—	—	227
Gain on investment securities, net	1,187	—	—	1,187
Merchant credit card service income, net	73	—	—	73
Mortgage banking revenue, net	11,076	(11,076)	—	—
Other income	271	333	131	735

Total noninterest income	13,204	(10,743)	131	2,592

Noninterest expense:
Salaries and related benefits	12,460	(6,807)	—	5,653
Occupancy and equipment expense	1,687	(672)	—	1,015
Write down of other real estate owned	425	—	—	425
Federal Deposit Insurance Corporation insurance premium	410	—	—	410
Data processing fees	185	—	—	185
Professional service fees	1,302	(695)	—	607
Deferred compensation expense	290	—	—	290
Other expenses	3,781	(1,225)	—	2,556

Total noninterest expense	20,540	(9,399)	—	11,141

Income before provision for income taxes	6,890	(1,281)	131	5,740
Provision for income taxes	2,230	(570)	42	1,702

Net Income	$4,660	$(711)	$89	$4,038

Less: Net income (loss) attributable to noncontrolling interest	348	(348)	—	—
Net income attributable to Bank of Commerce Holdings	$4,312	$(363)	$89	$4,038

Less: Preferred dividend and accretion on preferred stock	434	—	—	434

Income available to common shareholders	$3,878	$(363)	$89	$3,604

Basic earnings per share	$0.23	$(0.02)	$0.01	$0.22
Weighted average shares – basic	16,553	16,553	16,553	16,553
Diluted earnings per share	$0.23	$(0.02)	$0.01	$0.22
Weighted Average shares – diluted	16,553	16,553	16,553	16,553

Bank of Commerce Holdings & Subsidiaries

Condensed Consolidated Statement of Operations (Unaudited)

	For the year ended December 31, 2011
(Amounts in thousands)	As Reported (a)	Less: Deconsolidation of BOCM (f)	Pro Forma Adjustments (g)	Pro Forma
Interest income:
Interest and fees on loans	$36,138	$(1,054)	$—	$35,084
Interest on tax-exempt securities	2,014	—	—	2,014
Interest on U.S. government securities	2,123	—	—	2,123
Interest on other securities	2,410	—	—	2,410

Total interest income	42,685	(1,054)	—	41,631

Interest expense:
Interest on demand deposits	787	—	—	787
Interest on savings deposits	792	—	—	792
Interest on certificates of deposit	4,912	—	—	4,912
Interest on securities sold under repurchase agreements	43	—	—	43
Interest on Federal Home Loan Bank borrowings	579	—	—	579
Interest on other borrowings	1,485	(1,122)	—	363

Total interest expense	8,598	(1,122)	—	7,476

Net interest income	34,087	68	—	34,155
Provision for loan losses	8,991	—	—	8,991

Net interest income after provision for loan and lease losses	25,096	68	—	25,164

Noninterest income:
Service charges on deposit accounts	192	—	—	192
Payroll and benefit processing fees	458	—	—	458
Earnings on cash surrender value – Bank owned life insurance	465	—	—	465
Gain on investment securities, net	1,550	—	—	1,550
Merchant credit card service income, net	376	—	—	376
Mortgage banking revenue, net	14,255	(14,255)	—	—
Other income	474	376	261	1,111

Total noninterest income	17,770	(13,879)	261	4,152

Noninterest expense:
Salaries and related benefits	18,789	(8,831)	—	9,958
Occupancy and equipment expense	2,971	(962)	—	2,009
Write down of other real estate owned	557	—	—	557
Federal Deposit Insurance Corporation insurance premium	1,319	—	—	1,319
Data processing fees	389	—	—	389
Professional service fees	2,268	(1,251)	—	1,017
Deferred compensation expense	533	—	—	533
Other expenses	5,400	(1,113)	—	4,287

Total noninterest expense	32,226	(12,157)	—	20,069

Income before provision for income taxes	10,640	(1,654)	261	9,247
Provision for income taxes	2,836	(533)	84	2,387

Net Income	$7,804	$(1,121)	$177	$6,860

Less: Net income (loss) attributable to noncontrolling interest	549	(549)	—	—
Net income attributable to Bank of Commerce Holdings	$7,255	$(572)	$177	$6,860

Less: Preferred dividend and accretion on preferred stock	943	—	—	943

Income available to common shareholders	$6,312	$(572)	$177	$5,917

Basic earnings per share	$0.37	$(0.03)	$0.01	$0.35
Weighted average shares – basic	16,991	16,991	16,991	16,991
Diluted earnings per share	$0.37	$(0.03)	$0.01	$0.35
Weighted Average shares – diluted	16,991	16,991	16,991	16,991

Bank of Commerce Holdings & Subsidiaries

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(a)	Amounts represent historical financial information from our Quarterly Report on Form 10-Q for the period ended June 30, 2012

(b)	Reflects the deconsolidation of the previously consolidated assets and liabilities of BOCM to unconsolidated, net of intercompany transactions.

(c)	We have made adjustments to the Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2012 to reflect the deconsolidation of BOCM as if the sale occurred on June 30, 2012. The pro forma adjustments per the sale are as follows:

(Dollars in thousands)

Description	Balance Sheet Location	Amount

Cash received	Cash and due from banks	$321

Fair Value note receivable	Other assets	$3,940

Deferred tax asset	Other assets	$239

Termination of earn out payable to Holdings	Other liabilities	$200
Deconsolidation of mortgage subsidiary controlling and noncontrolling interests	Retained earnings	$(8,683)

Loss on sale of mortgage subsidiary, net of tax	Retained earnings	$507

(d)	Represents the deconsolidation of income and expense items, net of intercompany transactions, relating to BOCM as if the transaction occurred on January 1, 2012.
(e)	Represents a full six months accretion of the discounted note receivable resulting from the sale of the mortgage subsidiary.
(f)	Represents the deconsolidation of income and expense items, net of intercompany transactions, relating to BOCM as if the transaction occurred on January 1, 2011.
(g)	Represents a full twelve months accretion of the discounted note receivable resulting from the sale of the mortgage subsidiary.